Exhibit 99.1

Maximizing the Value of Your Intellectual Property September 2015 NASDAQ: INVT

LEGAL DISCLAIMER This presentation includes "forward - looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward - looking statements. These statements may be identified by the use of words like " anticipate," " believe," " estimate," " expect," " intend," " may," " plan," " will," " should," "seek" and similar expressions and include any projections or estimates set forth herein. Such forward - looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy Global, Inc. (“Inventergy Global”) and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward - looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward - looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward - looking statements, except to the extent required by applicable laws. If we update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements .

Inventergy 3 Inventergy is an intellectual property licensing company dedicated to identifying, acquiring and licensing the patented technologies of technology leaders , leveraging the value of their innovations to achieve greater returns. » Unsurpassed world class management and execution team. » We acquire great p atents from industry leaders and license them to other companies. » Corporate Licensing style of execution style rather than a “ t roll - like" approach. » We have amassed 740 telecommunications patent assets from some of the largest technology companies in the world , including Huawei, Nokia and Panasonic. » First licensing deal is complete and we are driving hard on many other negotiations . » We have launched a licensing initiative for the Mobile User Device (3G/LTE) market

Trading Snapshot 4 Information compiled from Yahoo! Finance and other trusted sources Symbol INVT Exchange: NASDAQ Price (9/1/15): $0.33 Market Capitalization: $12.1 M 52 - Week Range: $0.23 - $2.28 Avg. Volume (90 day): 207,342 Shares Outstanding 36.5 M Shares Fully Diluted 43.5M Public Float 24.7M Corporate Headquarters: Campbell, California

Presentation Outline 1. The IP opportunity 2. Team 3 . Execution M odel 4. Assets 5. Licensing Strategy & Results 6 . Short/Mid - T erm F ocus 7 . Investment Opportunity 5

80% of Most Companies’ Value Resides in IP 6

Patent Creators and Owners Face a Number of Challenges Need to maximize ROI and derive more value from assets Financial pressures increased following the 2008 economic downturn Significant untapped value resides in intellectual property (IP) used by other companies without compensation Navi Radjou , an analyst with Forrester Research, estimates that “U.S. firms annually waste $1 trillion in underused IP assets by failing to extract full value” Many companies have excess and under - monetized IP IP assets in excess of what is necessary to defend market position or in areas no longer strategically important Most companies do not have an IP monetization function Expertise is limited and the function is expensive to implement Difficult for companies to enforce protection of IP assets 7

Choosing The Right Partner to Extract Value from IP Assets is Critical A firm employing top talent with a proven track record and reputation for effective IP licensing A firm that will monetize IP in a professional manner A firm that will obtain good value for IP assets within a reasonable period of time Most Importantly: The names of engineers are attached to patents: their brand image is at stake Poor execution reflects badly on their entire patent portfolio 8

The Team 9

Joe Beyers - Founder, Chairman and CEO 10 Technologist / Inventor Patents on desktop operating systems Inventor of the world's first commercial 32 - bit computer chip Global Executive In 34 years at HP, started seven s oftware businesses Led HP’s $600M/yr Internet Business Unit Executed multi - billion dollar deals , conducting one - on - one negotiations with Bill Gates, Larry Ellison, Paul Otelini, and others M&A and Strategy Expertise Led over $2B in equity investments, acquisitions and divestitures Responsible for HP’s Planning & Strategy Intellectual Property Ran patent, standards, technology and brand licensing for all of HP Recognized as an industry leader in c orporate IP Contributing author to two books on IP Entrepreneurial Experience Founder and board member of Allied Security Trust (AST) with 25 member companies offering access to IP VP at Taligent – Apple, HP and IBM joint venture Spun off technology from HP and started eight companies in his last four years Founder, CEO or Chairman of four IP - centric start - ups

Featured in IAM, a Leading IP Publication 11

Wayne Sobon – Senior VP and General Counsel 12 Past President, AIPLA Gold Medal Award from the U.S. Commerce Department

An Executive Team Recognized for IP/Entrepreneurial Expertise 13 Created more than $10 billion in IP licensing value Wayne Sobon SVP, General Counsel VP, Chief IP Counsel Past President Patent Public Advisory Committee Jon Rortveit SVP, IP Acquisitions and Licensing CEO CEO and Founder John Niedermaier Chief Financial Officer CFO of public and private companies. More than 30 years of extensive financial and operational experience, including strategic and business planning, IPO readiness/preparation, SEC reporting, SOX compliance, debt and equity financings, M&A transactions and post - closing integrations Anna Johns VP, IP Licensing Director, Patent Licensing – Completed over $200M in transactions prior to joining Inventergy Head of Patent Licensing, North America – Founded WLAN patent license program Patent Litigation Attorney

A High Powered Senior Team 14 Paul Roberts VP, Chief Patent Counsel VP, Patent Law & Commercialization Secretary of Board of Trustees Charles Bedard Director of Technology Director of Software Engineering Internet Pioneer with Networking Communication Technologies Jukka Hyvarinen Director of Technology Master IP Technologist Manager, IP Licensing Cliff Loeb Director of Business Intelligence Managing Director, Standards Licensing; Managing Director, IP Analysis Negotiated and closed IP licensing deals throughout the U.S., Europe, Japan, Korea and Taiwan

An Experienced Board and Respected Third Party Experts

Our Board of Directors offers experience, relationships and industry credentials, while our third party service providers are highly ranked in their fields

Board of Directors

Joe Beyers
- Chairman

Marshall Phelps
- IP Hall of Fame Inductee, 2006
- Former VP, IP Policy and Strategy at Microsoft
- Former VP, IP and Licensing, IBM
- Former CEO of Article One Partners
- Currently Chairman, IpCreate

Fran Barton
- Audit Committee Chair
- Former CFO of Digital Personal Computer Division, AMD, Broadvision, Atmel, UTStarcom
- Member of four company boards

W. Frank King
- Former President & CEO of Concero

Robert A. Gordon
- Founder of R. Gordon & Associates
- Former President and Founder of Mobicel Systems

Third Party Service Providers

Corporate Legal Firm
Ellenoff Grossman & Schole LLP

Litigation Firms
Susman Godfrey, LLP
Novak Druce Connolly Bove & Quigg, LLP

Patent Analysis & Litigation Analysis
Thomson Innovation, Innography,
Lex Machina

Investor Relations & PR
IRTH Communications LLC

Engineering Services Firm
Chipworks

Technology Assessment Firms
ResearchWire, DataRoutes, Parsa Wireless Communications, TechIPM, iRunway

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The Execution Model 16

Execution Model: Differentiated IP Value Creation 17 Inventergy monetizes IP assets through a professional corporate licensing approach that combines experience, transparency, and a strong commitment to high ethical standards . Clients are industry leaders in key technology areas Large patent portfolios Selected in collaboration with the clients Portfolios are a combination of standards e ssential and implementation patents High Ethical Standards Business - Led, not Litigation Led Firmly against abusive “troll - like” behavior Aggressive but not underhanded or unethical Supportive of strategic relationship firms and their overall brands Initiate collaborative business discussions rather than litigation Discussions are supported by extensive technical, legal and market analysis Use litigation only when necessary to ensure appropriate value Where feasible, we provide standard licensing programs to industry segments Superior IP Assets

Wide Range of Approaches to IP Value Creation 18 Inventergy aims to obtain superior value within a reasonable timeframe at a manageable level of risk Example - standards body licensing Lower revenue per unit Low assertion cost Shortest time to revenue Low Aggression Example – “shotgun” litigation Higher revenue per unit Very high assertion cost Longest time to revenue High Aggression Right balance : highest total expected value. Moderate assertion cost, time and risk

The Assets 19

Inventergy Patent Portfolio

Inventergy has acquired over 760 patents from three major companies to date

HUAWEI

HQ: Shantou, China
2013 Revs: ~$35B(1)

182 patents in fixed and mobile communications focused on IMS

- $4.7BN(2) spent on R&D generally, 140k R&D focused employees
- Serves 45 of the 50 largest telecom operators in 140+ countries
- Inventergy first strategic client for portfolio of important IP in mobile communications
- Inventergy owns their market leading technology patents, discussing other portfolios

Panasonic

HQ: Kadoma, Japan
Market Cap: ~$28B
LTM Revs: ~$75B

470 patents in Mobile Broadband (3G-4G) Technologies

- Panasonic is a global leader in telecommunications and consumer electronics
- Panasonic was an early innovator in the mobile broadband space, and a major supplier to NTT as Japan built out the first 3G networks

NOKIA

HQ: Espoo, Finland
Market Cap: ~$28B
LTM Revs: ~$17B

83 patents in fixed and mobile communication focused on IMS

- NOKIA is a well recognized leader in the telecommunications industry
- NOKIA patent assets are highly regarded and have generated billions of dollars in licensing income for NOKIA. (Latest, over $2BN from Microsoft as part of the sale of the handset business

Note: Market statistics for Panasonic and Nokia in USD (historical spot conversion) as of market close on 7/15/14 per Capital IQ
(1) Source: Huawei Investment and Holding Co., Ltd. Appendix to 2013 Annual Report. Historical spot rate conversion as of 12/31/13 per Bloomberg of .1651 CNY-USD
(2) Source: WSJ, Jul 1, 2013

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Huawei & Nokia IMS Patent Portfolios 21 IP Multimedia Subsystem (IMS) Focus IMS IP Assets Provide Great Value Broad geographic coverage High average remaining life 10 + years - Huawei portfolio 7 years Nokia portfolio Includes a significant number of standards - relevant patents Very limited prior license encumbrances IMS Patents Cover Broad Range of Communications Infrastructure Advanced c all f eatures Network security Interoperability System performance Network reliability

Huawei & Nokia Portfolio Licensing Segments 22 IMS/VoIP IP assets relate to core communications Components in three major market segments IMS Core Systems IP Multimedia Core Network Subsystem (IMS) is an architectural framework for delivering IP multimedia and voice applications from wireless and wireline devices IMS deployment growing rapidly world - wide 1 Enterprise Networking Equipment (VoIP) Business Communications Systems (BCS) connect the various locations within an enterprise Includes PBX (Private Branch Exchange) and key s ystems for intra - company voice communications and access to the PSTN (Public Switched Telephone System) Provides higher value services to corporation s , including collaboration and video services 2 Telecommunications Service Providers Service Providers include national and regional wired and wireless phone service providers as well as cable operators IMS technology powers Voice+Internet+TV bundles and video and internet delivery to mobile devices 3

Panasonic Portfolio

Panasonic

Inventergy acquired nearly 500 patent assets from Panasonic, an early innovator and industry standard, in portfolios covering key 3G and LTE technologies

The Panasonic Portfolio IP Assets Provide Great Value

- Broad geographic coverage
- Average 5 to 7 years remaining life
- Over 189 of the patent assets are standards-relevant
- Very limited prior license encumbrances

Covers Radio Communications between 3G/LTE Base Stations and User Devices

- 3G (WCDMA / HSPA) radio technology
- 4G/LTE radio technology
- Modulation, demodulation, channel coding, digital signal processing
- Power control
- Protocol software processor

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Panasonic Portfolio Licensing Segments 24 Radio access network communications technologies in five key market segments Telecommunications Operators Over 80 telecom operators in 18 countries 2.5 billion mobile connections in 2013 ARPU (Average Revenue Per User) varies by geography, but varies from $30 - $70 / month 1 Base Station Equipment Vendors 3G - WCDMA/HSPA base stations 4G / LTE base stations Most base station s equipment vendors today make base stations that support 2G/3G/LTE radio communications simultaneously 2 Mobile Equipment Vendors Mobile phones / smart phones Embedded devices in tablets, PC’s, notebooks and other mobile communications equipment 3 Routers & Cards Mobile broadband equipment such as USB Cards and mobile routers 4 Connected Cars Vehicles with 3G or LTE mobile communications 5

25 Inventergy Telecommunications Technology Inventergy Panasonic Portfolio Inventergy Huawei & Nokia Portfolios LTE 3 G 3G Femtocell • Chart notes areas of general technology applicability for current Inventergy patent portfolios • T he claims of each patent determine actual legal coverage

Potential New Patent Acquisitions • Inventergy's primary focus is to aggressively obtain additional value for existing significant patent assets. • At the same time , we are actively evaluating additional patent portfolios under a range of business models for new acquisitions • Our strategy is to acquire one to three new portfolios annually » To enable potential continuous mid and long - term revenue growth opportunities » To diversify across other technology or industry market segments » To expand the number and nature of potential new licensees 26

Licensing Strategy & Results 27

28 Inventergy Licensing Market Segments Huawei/Nokia Portfolio Panasonic Portfolio IMS/VOIP Infrastructure Service Providers (i.e. Cable) IP PBX & Enterprise VOIP Mobile User Devices (i.e. Handsets, etc.) Mobile Communication Infrastructure (i.e. Base Stations) Service Providers (i.e. Mobile) Routers & Cards Connected Cars Inventergy Confidential

Inventergy's First License • Inventergy completed the acquisition of its third patent portfolio (from Nokia) in June 2014 • Inventergy's first IP license was completed February 12, 2015 » 5 - year license for the Huawei and Nokia portfolios - IMS/VoIP infrastructure • The $2M license is for the projected sales volume of a mid - tier telecommunications company • A number of discussions with companies in several market segments are underway • Inventergy recently executed s econd IP agreement in 2015 » Sale of two patent families for $4 million to an undisclosed third party 29

Inventergy Mobile User Device Initiative – Announced March 9, 2015 • Inventergy has at least 34 mobile broadband patent families consisting of nearly 350 patents with claims directed to mobile end user devices, such as mobile phones, tablets, PCs, modems and mobile hotspots • Of these , at least 15 patent families consisting of at least 189 patents contain Standards Essential Patents (SEPs) covering 3G and LTE communications functionality in end user devices. • According to IDC, over 1 billion mobile handsets will be shipped worldwide in 2015 and nearly 10 billion cumulatively over the next five years. • Inventergy has offered a standard license for SEPs as well as an option to license the entire mobile broadband portfolio • These patents are part of the nearly 500 patent asset portfolio purchased from Panasonic - which also covers the mobile infrastructure market segment . 30

Inventergy Mobile User Device Initiative - Pricing • Given the strength and quantity of our Mobile User Device patent assets , we believe that we are providing a very reasonable offer for a license to these assets. • Unlike other IP licensing efforts – in some cases apparently charging several dollars per mobile handset -- and likely forcing risky and expensive litigation to conclude, we believe that our reasonable pricing is consistent with the ability to complete a rational business transaction in an appropriate period of time. • We’re offering our Mobile Device SEP portfolio at significantly less than $1 per handset or equivalent device. • Specific details are only shared with potential licensees. 31

Inventergy's IP Transactions #1: Inventergy's first IP license was completed February, 2015 • 5 - year license for the Huawei and Nokia portfolios - IMS/VoIP infrastructure Huawei portfolio purchased in May, 2013 Nokia portfolio purchased in June, 2014 • The $2M license is for the projected sales volume of a mid - tier telecommunications company • Established a solid royalty rate for these portfolios #2: Inventergy's second IP transaction completed in June, 2015 • Sale of two patent families from the Panasonic portfolio for $4 million 32

Short/Mid - Term Focus 33

2H 2015 Major thrusts - specifically the next 30 to 120 days 34 Licensing/sales outside of litigation Initiate key strategic litigations - Drive or conclude current tactical litigations Complete new key patent asset acquisitions - Litigation enhancement or enter new markets #1 #2 #3

2H 2015 Major thrusts - Additional Details #1: Licensing /sales outside of litigation • In active discussions with the vast majority of the world's handset providers • Have engaged with the major mobile infrastructure providers • Preparing licensing initiatives for the IMS and Mobile service providers #2: Initiate key strategic litigations • Preparing cases for the reluctant potential significant licensees • Working the litigations for the two mid - tier IIMS infrastructure companies • Both are in mediation #3: Complete new key patent asset acquisitions • To enhance new key strategic litigations • OR to enable licensing programs in new market segments(diversification) • In the past 9 mos. we have done serious evaluation of 21 portfolios containing 8000 patents • 5 portfolios are in late stage evaluation 35

The Investment Opportunity 36

Inventergy Capital Structure • Equity : First Funding May 2013 » $15.5M raised in 5 rounds (4 as a private company, 1 as a public company) • Completed a reverse merger with eOn Communication in June 2014 » Listed on NASDAQ under the symbol "INVT" • Debt : Fortress Investment Group, LLC » $10.1M outstanding - originally $12.2M but $2.1M paid in July 2015 » 7% interest only until October 2015, then amortizes over 24 months thereafter » Opportunity for potential $2M to $5M additional debt funding • Revenue share : » Original patent owners receive up to 20% net revenue (gross less expenses) » Fortress receives a percentage of the remaining net revenue for debt repayment and subsequent declining net revenue share tail • Cash paid to date for patent assets : $12.5M 37

INVT Stock Closing Price September 1, 2014 – August 31, 2015 38 Week of 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 2.25 2.5 2.75 3 9/1/14 9/8/14 9/15/14 9/22/14 9/29/14 10/6/14 10/13/14 10/20/14 10/27/14 11/3/14 11/10/14 11/17/14 11/24/14 12/1/14 12/8/14 12/15/14 12/22/14 12/29/14 1/5/15 1/12/15 1/19/15 1/26/15 2/2/15 2/9/15 2/16/15 2/23/15 3/2/15 3/9/15 3/16/15 3/23/15 3/30/15 4/6/15 4/13/15 4/20/15 4/27/15 5/4/15 5/11/15 5/18/15 5/25/15 6/1/15 6/8/15 6/15/15 6/22/15 6/29/15 7/6/15 7/13/15 7/20/15 7/27/15 8/3/15 8/10/15 8/17/15 8/24/15 8/31/15

INVT Stock Volume September 1, 2014 – August 31, 2015 – 56,259,730 shares traded 39 Week of 15,000 65,000 115,000 165,000 215,000 265,000 315,000 365,000 415,000 465,000 515,000 565,000 615,000 665,000 715,000 765,000 815,000 865,000 915,000 965,000 1,015,000 1,065,000 1,115,000 1,165,000 1,215,000 1,265,000 1,315,000 1,365,000 1,415,000 1,465,000 1,515,000 1,565,000 1,615,000 1,665,000 1,715,000 1,765,000 1,815,000 1,865,000 1,915,000 1,965,000 2,015,000 9/1/14 9/8/14 9/15/14 9/22/14 9/29/14 10/6/14 10/13/14 10/20/14 10/27/14 11/3/14 11/10/14 11/17/14 11/24/14 12/1/14 12/8/14 12/15/14 12/22/14 12/29/14 1/5/15 1/12/15 1/19/15 1/26/15 2/2/15 2/9/15 2/16/15 2/23/15 3/2/15 3/9/15 3/16/15 3/23/15 3/30/15 4/6/15 4/13/15 4/20/15 4/27/15 5/4/15 5/11/15 5/18/15 5/25/15 6/1/15 6/8/15 6/15/15 6/22/15 6/29/15 7/6/15 7/13/15 7/20/15 7/27/15 8/3/15 8/10/15 8/17/15 8/24/15 8/31/15

Inventergy Cap Table - as of June 30, 2015 40 Exercise Price Preferred Stock Common Stock Outstanding and/or Issuable upon Conversion Common Stock N/A N/A 36,518,792 Series A1 Preferred Stock $0.01 / share 212,466 300,406 - 2 shareholders Series A2 Preferred Stock $1.20 / share 161,355 228,142 - 7 shareholders Series B Preferred Stock $0.46 / share 1,102 2,395,653 - 3 shareholders Subtotal 39,442,993 Warrants 1,795,447 ** Strike Prices: $2.66 to $0.46 Weighted Avg Strike Price $1.88 Subtotal 41,238,440 Stock Option Grants 2,213,963 Minimum Strike Price $0.56 Weighted Avg Strike Price $1.56 Total 43,452,403 Public Float 25,240,200 ** Includes 586,238 warrants with an exercise price of $2.66 per share, 238,412 warrants with an exercise price of $2.27 per sha re, 274,489 warrants with an exercise price of $2.00 per share, 30,000 warrants with an exercise price of $2.66 per share, 500,00 0 warrants with an exercise price of $1.14 per share, 57,611 warrants with an exercise price of $0.575 per share and 108,697 wa rra nts with an exercise price of $0.46 per share.

Summary World class t eam Highly valuable patent assets from industry leaders Assets address key segments of the telecommunications industry Significant number of potential licensees First two IP transactions completed - Q1($2M) and Q2($4M) in 2015 Profitable Q2 2015 Currently working a very interesting funnel for significant new IP transactions 41

Contact Information Joe Beyers Founder, Chairman & CEO Office: 408.389.3547 joe @ inventergy.com Robert Haag/Andrew Haag Investor Relations IRTH Communications Office: 866.976.4784 invt@irthcommunications.com Inventergy , Inc. 900 E. Hamilton Avenue, Suite 180 Campbell, CA 95008 Office: 408.389.3510 ir@inventergy.com www.inventergy.com 42

Inventergy Global, Inc.
900 E. Hamilton Avenue Suite 180 Campbell, CA 95008
(408) 389-3510

www.inventergy.com Executive Summary Inventergy Global, Inc. (NASDAQ:INVT) is a Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the Company draws upon decades of corporate experience and market and technology expertise, as well as industry connections, to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. Inventergy creates value for select corporations through the monetization of their IP assets by building on a program that proved to be very successful at Hewlett Packard. Inventergy seeks to realize the appropriate ROI for these innovations. The Company represents a unique investment opportunity, positioned at the convergence of expertise, execution and assets. Inventergy has acquired key patent assets from some of the largest technology companies in the world including Huawei, Nokia and Panasonic, and now has a portfolio of more than 740 patent assets globally. Inventergy understands the challenges of leveraging IP assets and also plays a key role in shaping the future of the intellectual property industry.

Company Statistics Ticker: INVT (NASDAQ) State of Incorporation: Delaware Price: $0.33 (9/1/15) 52 Week Range: $0.23 – $2.28 Avg. Volume (90 day): 207,342 Shares Outstanding: 36.5 M Market Cap: $12.1 M

Information compiled from Yahoo! Finance Components of S&P 500 market value

Company Highlights: In 2015 • $4.1 million in revenue and 2 cents EPS for the quarter ended June 30, 2015 • Executed a $4 million agreement for the sale of two patent families to a third party • Concluded a 5-year, $2 million patent license agreement with a mid-tier telecommunications technology company • Secured up to an additional $3 million in advances from Fortress Investment Group, LLC based on future payments from Inventergy IP licensees • Launched a Mobile User Device Licensing initiative with 13 patent families consisting of 162 patents that are Standards Essential for 3G and LTE communications in end user devices • Completed a $2.15 million common stock equity round

Management Investment Catalysts Stellar Management & Board of Directors Chief Executive Officer Joe Beyers and his team have created billions of dollars in IP licensing value and IP and technology transactions in their prior roles. Senior management is composed of industry leaders recognized for their IP and entrepreneurial expertise and deal-making skills. The team is an unparalleled “best in class” multi-disciplinary group of IP experts with a proven track record of results, and the members are well known within the industry. Key board members have connections and relationships with key stakeholders in certain target license companies. Founder Joe Beyers, former IP Chief at Hewlett-Packard, increased HP’s IP income by more than 20 times over a six-year period and developed expertise and key networks during his 34 years at the company. Beyers is well known and highly regarded throughout the IP world for his accomplishments. He has led equity investments, acquisitions and divestitures totaling more than $2 billion in value. The management team and board include many former CEOs and VPs who have worked at large companies such as Microsoft, IBM, AMD, Cisco Systems, Apple and others.

The Intellectual Property Market Opportunity Ocean Tomo reports that in 2010, 80% of the value of most companies resided in their Intellectual Property. In fact, this intangible asset increased in value from 17% in 1975 to 80% in 2010. The IP business is an active market that is undergoing a major transformation and provides considerable growth opportunities. Many companies need a trusted partner to help them maximize the value of their R&D investments and the IP assets they produce. Inventergy’s holistic approach and collaborative business model is believed by management to have the potential to become the industry standard in IP monetization processes. Inventergy identifies IP asset opportunities within companies that may no longer be strategically important to them, but may be critical to others. They assist those companies that possess valuable assets but lack the skill set or expertise to effectively obtain good value for their IP. Inventergy knows that innovation is key to the global economy and the Company has deep expertise in patents, technology, licensing, and standards-based licensing, as well as patent sales & acquisitions, and has executed such deals globally.

Investment Approach & Objective Inventergy’s professional corporate licensing approach combines experience, transparency and a strong commitment to high ethical standards. Inventergy partners with industry leaders in key technology areas with significantly untapped, high-quality IP assets, nurtured by those leaders’ internal professional IP operations. Inventergy enables companies to obtain more value for their IP assets, beyond that created from product or service revenue or internal IP monetization efforts

Unique Strategy Inventergy seeks to build relationships based on trust, transparency and shared opportunity. The Company is creative about licensing structures to match licensee

Joe Beyers, Founder, Chairman & CEO Beyers is a corporate leader with an inventor’s soul. He is experienced in key business disciplines including IP, law, M&A and technology. The IP Chief of HP for 34 years, he increased IP income by more than 20x over a six-year period. He led planning & strategy, and ran patent, standards, technology and brand licensing for all of HP. Moreover, he was inventor of the world’s first 32-bit computer chip and started seven software businesses in HP. He led HP’s $600M/yr Internet Business Unit as well as equity investments, acquisitions and divestitures – over $2B in total value. He spun off technology from HP and started eight companies in the last four years, and is also founder, CEO or chairman of four IP-centric start-ups. Beyers is recognized as an industry leader in corporate IP and a contributing author to two IP books.

Wayne Sobon, SVP, General Counsel Sobon served as VP and Chief IP Counsel for Rambus Inc., leading their global IP programs, and was Associate General Counsel and Director of global IP programs for Accenture for 10+ years. He is a past president of the American Intellectual Property Law Association (AIPLA) and a frequent speaker and lecturer on IP issues. He is a member of the U.S. Patent Office’s Public Advisory Committee, and a recipient of the Gold Medal Award from the U.S. Department of Commerce for his IP Contributions.

Jon Rortveit, SVP, IP Acquisitions and Licensing Jon contributes a wealth of expertise and experience in leveraging IP assets to turn startups into financially strong corporations. He is the former CEO of Tynax Inc., where he led a global patent broker and technology trading exchange for over eight years. He grew Tynax from a pre-revenue Silicon Valley startup into a profitable global organization.

Anna Johns, VP, IP Licensing Anna is the former Director of Patent Licensing and Commercialization at Ericson, where she was responsible for all North American IP licensing activities and completed over $200M in transactions. She served as Senior Manager of Patent Licensing for Nokia and founded Nokia’s WLAN patent licensing program. Anna began career in IP as a patent litigation attorney.

Investor Relations Contacts:

Robert Haag/Andrew Haag IRTH Communications. Inventergy Global

invt@irthcommunications.com ir@inventergy.com (866) 976-4784 (408) 389-3510

Disclaimer: This fact sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are valid only as of today, and we disclaim any obligation to update this information. Actual results may differ significantly from management’s expectations. needs, delivering greater value for all participants. The Company engages with potential licensees on multiple levels, exploring legal, financial and branding concerns. It makes realistic, objective, long-term assessments and valuations of IP portfolios, key components of Inventergy’s overall strategy. Inventergy aims for superior value within reasonable timeframes at manageable levels of risk. The Company strives for the right balance between high total expected value and moderate assertion cost and time and risk, as opposed to either low aggression or high aggression approaches to IP that can have higher assertion costs, longer time to revenue generation or lower revenues.

Inventergy plans to acquire additional IP portfolios through strategic relationships with industry leading companies. The emphasis is on strong patents held by leading companies that lack expertise in IP monetization and/or who may be either moving out of markets or have IP in excess of their operational needs. Inventergy’s flexible business model has developed over decades, emphasizing ‘multiple ways to win,’ rather than ‘one size fits all.’ Inventergy’s strategy employs three basic pillars: - Execution: A corporate licensing style that provides good value but at a reasonable level of risk, and also preserves the brand value of the original asset owner - Acquisition: Partnering on a repeated basis with a small number of significant industry-leading companies; this typically results in better assets and better terms - Funding: Based upon a flexible, shared risk model that shortens execution time and provides potentially greater value to all parties; this model uses reliable third party funding sources from organizations that are IP-savvy

Current Patent Portfolios and Licensing Programs

Inventergy has a portfolio of nearly 740 patent assets globally. It has acquired significant portfolios from Huawei, Panasonic and, most recently, Nokia.

- These three portfolios are synergistic and value accretive, forming the basis of Inventergy’s licensing programs, and cover large, global market segments. - Inventergy’s existing active licensing programs include: - IMS/VOIP equipment companies - 3G/LTE user equipment companies - Mobile broadband infrastructure equipment companies

Within these market segments, Inventergy is currently engaged with a number of companies and is building a strong deal pipeline. The Company has already seen the first multi-million dollar deal close.

Inventergy launched its Mobile User Device Licensing initiative with at least 32 mobile broadband patent families consisting of nearly 320 patents having claims directed to mobile user devices such as mobile phones, tablets, PCs, modems and mobile hotspots. This includes at least 13 patent families with at least 162 patents that are Standards Essential for 3G and LTE communications functionality in end user devices. For mobile handsets alone, IDC projects that there will be over 1 billion units shipped in 2015 and nearly 10 billion cumulatively over the next five years.